UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT
                OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number  811-04750
                                                  -------------


                       Fenimore Asset Management Trust
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                            384 North Grand Street
                                 P.O. Box 399
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip code)


                               Thomas O. Putnam
                       Fenimore Asset Management Trust
                            384 North Grand Street
                          Cobleskill, New York 12043
------------------------------------------------------------------------------
                   (Name and address of agent for service)


Registrant's telephone number, including area code:  1-800-453-4392
                                                   ------------------


                    Date of fiscal year end:  December 31
                                            ---------------


                 Date of reporting period:    June 30, 2006
                                          ---------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The semi-annual report to stockholders is filed herewith.

                                     FAM

                     VALUE FUND [LOGO] EQUITY-INCOME FUND

                 Investor Share Class and Advisor Share Class






                              SEMI-ANNUAL REPORT

                                June 30, 2006

                              Table of Contents

Chairman's Commentary                                                       1

FAM Value Fund                                                              3
   Letter to Shareholders                                                   3
   Portfolio Data                                                           7
   Expense Data                                                             8
   Statement of Investments                                                10
   Statement of Assets and Liabilities                                     15
   Statement of Operations                                                 16
   Statement of Changes in Net Assets                                      17
   Notes to Financial Statements                                           18

FAM Equity-Income Fund                                                     24
   Letter to Shareholders                                                  24
   Performance Summary                                                     27
   Portfolio Data                                                          28
   Expense Data                                                            29
   Statement of Investments                                                31
   Statement of Assets and Liabilities                                     35
   Statement of Operations                                                 36
   Statement of Changes in Net Assets                                      37
   Notes to Financial Statements                                           38

Supplemental Information                                                   44




    FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, upon request by calling FAM Funds at (800) 932-3271.

Chairman's Commentary                                                   [LOGO]

July 2006


Dear Shareholder:

Each year our research analysts trek to Omaha, Nebraska for the Berkshire Hathaway annual meeting and some good investment mentoring. Mentors are important in investing and in life. By our measure, with Warren Buffett and Charlie Munger (Warren's "partner" and Vice Chairman of Berkshire Hathaway) you receive the best of both worlds. If you are seeking to learn more about their wit and wisdom, pick up a copy of Poor Charlie's Almanac. It contains a great deal of advice on life and investing. Incidentally, it is my belief that you do not have to be on a first-name basis with all your mentors. This is clearly the case with Warren and Charlie, who have mentored us and many other investors from afar.

      At this year's annual meeting, Charlie Munger had this to say about investors (especially professional advisors); "We have a high moral responsibility to be rational." I would like you to think about that statement because in this chaotic investment environment, it is easy to get sidetracked.

      Our current investment environment reflects the polarized nature of uncertainty. Investors have been laboring over the current rise in interest rates and fear that we may be closer to a recession. In contrast, many of our corporate visits indicate that most of our companies are experiencing strong demand and growing backlogs, and they are cautiously optimistic about future results. At the end of June, large company indexes -- the Dow Jones Industrial Average and the S&P 500 -- were modestly up while the NASDAQ composite was down. In this contrasting short-term environment, it is easy to get distracted unless you maintain a longer-term perspective on realistic investment objectives.


Common sense must prevail

In this period of uncertainty, we are ever so mindful of our circle of competency. When we founded Fenimore Asset Management in 1974, we recognized that we knew little about how to predict the stock market and even less about how to forecast macro-economic events like interest rate movements. Incidentally, this predictive deficiency still holds true today. Where we did feel proficient, however, was in our ability to discover good businesses and make reasonable judgments about their economic valuations --a discipline we still practice today. That being said, during this unsettled market time, we are doing only what seems sensible. Earlier in the year, we were trimming positions in those companies where valuations appeared to be a little ahead of their economic prospects. We also eliminated weaker holdings that had become disappointments and added newer investment ideas that appeared to have far superior long-term prospects. To provide you with some perspective of our efforts on your behalf, the stocks that have been eliminated had a return on capital of 9% on average and historic earnings growth rate of 5%. Our newer selections have an average of 18% to 21% returns on capital and historic growth rates of 13% to 15%. If our analysis is correct, we have potentially improved the long-term future returns of our shareholders.

Chairman's Commentary                                                   [LOGO]

      Ben Graham, the father of value investing and author of The Intelligent Investor, once said, "You are right because your facts and reasoning are right." The casino investment environment is still with us and may be a factor that creates volatility in the marketplace for some period of time. People will still try to do the impossible by extrapolating the past into the future. The environment has given false credibility to the beauty contest of chasing value, growth, international, small caps, large caps, hedge funds, private equity, distressed debt, etc, etc, when each sector has risen to extremes. In an environment where interest rates are rising, inflation is creeping upward, energy prices have gone up substantially, consumer credit may be overextended and the housing bubble is showing cracks at the seams, it is wise to be cautious, use common sense and pick your spots wisely.

      It is a difficult market. There is no panacea and thus, investors should temper their expectations. We have a very talented team of research analysts whose full efforts are focused on what we know how to do best: finding good businesses with strong balance sheets and generous free cash flow that are managed by capable, honest and forthright people who are passionate about their business. We purchase these gems only when they can be reasonably bought at a discount to their true economic worth. The companies represented in your mutual funds exhibit these characteristics and we feel confident that price will ultimately reflect value. For your benefit, we are committed to this disciplined approach even in the most uncertain of times.

      Thank you for your continued confidence in our service to you.


Sincerely,




/s/ Thomas O. Putnam

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.




P.S. -- Please plan to attend the 20th Annual FAM Funds Shareholder Informational Meeting scheduled for Tuesday, October 10, 2006 at 4:00 PM. Information on the meeting, including directions to its location may be found at www.famfunds.com. This year promises to be very interesting with updates on our stewardship of your assets and an exhibition from some of our portfolio holdings, including a group from International Speedway Corp for you NASCAR fans.

FAM Value Fund                                                          [LOGO]


Dear Fellow Value Fund Shareholder:

On June 30, 2006 the net asset value of the Investor Class of the FAM Value Fund was $48.03. This is an increase of 3 cents, or +.06%, from the beginning of the year. By comparison, the S&P 500 increased 2.71% and the Russell 2000 index was up 8.21%.


In Review, 2006 YTD

"It was the best of times, it was the worst of times" is the famous opening line to A Tale of Two Cities by Charles Dickens. It is also an accurate description of the stock market in the first half of the year. The first quarter of the year was terrific. Stocks posted strong performance and the FAM Value Fund was up 6.7% on March 31, 2006. However, this success was short lived as the market peaked in May. Since May 9, the market indexes have declined across the board erasing some of the first quarter gains.

      The catalyst for this decline was an increase in inflationary indicators and comments from the Federal Reserve that led investors to believe there would be more interest rate increases. Interestingly, it seemed that people went from fearing inflation to worrying about a recession in a matter of a few days. Neither situation is good for stock prices so investors have been heading for the exits.

      The American economy continues to be plagued by challenges such as high energy prices and a possible slowdown in consumer spending. The housing market is slowing as speculative buyers have left the market resulting in fewer buyers and more homes for sale. Despite these challenges, the American economy continues to amaze with growth in excess of 5% in the first quarter.


Portfolio Activity

We have made a number of changes in the portfolio which we outline below. Given the strong performance early in the year we trimmed back some of our holdings that we felt were trading at inflated prices. We trimmed Barr Labs, Ethan Allen, Martin Marietta, OSI Restaurants, and Vulcan Materials. Each of these stocks sell at prices below where we sold them earlier in the year.

      We had three stocks that were acquired by other companies. The stocks are Golden West Financial, North Fork Bank, and Scientific Atlanta. The Scientific Atlanta deal was announced last year, but we received our $43 a share in cash in March. The other two deals were surprises. We first purchased North Fork Bancorp during the internet bubble of 1999 below $14 a share. We always believed the company would sell to a bigger bank but we were surprised that it happened this year. Golden West was a brand new holding first purchased in April of 2006. We are very disappointed to see this great company go after realizing a small gain.

      Finally, we have sold a handful of stocks that we judge to be disappointments or feel no longer meet our investment standards.

      On the buy side we have purchased two new ideas and added capital to many existing holdings. One new idea was mentioned above, Golden West Financial. The other new idea is the well known retailer, Bed Bath and Beyond. Bed Bath, as we call it, is a world class retailer with approximately 740 stores. The company has an excellent growth record and a very strong balance sheet with $1 billion of cash and zero debt. We expect the company will continue to grow by opening new stores. We expect earnings to grow faster than sales through intelligent use of the company's $650 million a year of cash flow.

FAM Value Fund                                                          [LOGO]


Performance Detail

We experienced a mix of performance with a little more than half of our stocks down for the year. Our timely trims of over-valued stocks and high cash position have cushioned the recent decline and increased our performance.


Best Performers

Once again our construction materials stocks lead the pack. In dollar terms for the period, our best performer was Martin Marietta Materials (+19.4%) and our third best performer was Vulcan Materials (+16.2%). These two stocks accounted for over $12 million in gains. A continued scarcity of materials, high transportation costs, and strong demand has generated healthy earnings growth. These companies do sell about 25% of their product to the home building industry. We expect sales to homebuilders will decline in 2006 and that the decline can be offset by increased demand by other customers. However, we are watching this situation carefully.

      Our second best performer was Cleveland-based real estate developer Forest City Enterprises (+31.9%) which accounted for $6 million in gains. Forest City is a national real estate developer with a focus on urban areas. They are very active in New York City and Washington D.C. If you are in New York City, you can see Forest City's newest project -- the New York Times headquarters building on Eighth Avenue.

      The final category of strong performers is industrial stocks. We had a total of $9 million in gains coming from three stocks: Kaydon (+16.8%), IDEX (+15.5%), and Graco (+26.8%). Our industrial holdings are benefiting from the boom in the worldwide economy. These companies make parts that go into new factories and new equipment all around the world. For example, when a new plant is built in China it is very possible that the factory is using an IDEX pump and Graco spray equipment.


Worst Performers

In dollar terms for the period, our worst performing stock was White Mountains Insurance Group (-12.1%) which generated a loss of almost $8 million. The insurance industry continues to receive bad news from last year's hurricane season. The first quarter results of many insurance companies included additional expenses from last year's events. White Mountains experienced these expenses and announced on June 16 an additional $197 million of hurricane losses. This is very disappointing to us and to the management at White Mountains. However, we continue to believe that this company will be an excellent investment going forward. To put the hurricane losses in perspective, in 2005 the company lost approximately one year's worth of earnings. Losses at that level, while disappointing, leave the company in very strong financial shape with $3.8 billion in net worth. The current management team has an excellent long-term track record growing net worth per share at 14.8% and 14.6% over the last five and ten years, respectively.

      We have been asked numerous times why we own insurance stocks going into hurricane season. The best analogy we can think of is flying on a commercial flight today versus in 2001. After the terrorist attacks of 2001, people became aware of the risks of flying and were afraid to fly. However, the risk was always there -- we just weren't aware of it. Today, it is safer to fly than at any time in the past. We have better security screening, the no-fly list, air marshals, and reinforced cockpit doors. After becoming aware of the risk -- the industry put in changes to address it.

FAM Value Fund                                                          [LOGO]

      Like the airline industry, the insurance industry is making changes to reduce the losses incurred in natural disasters. Insurance companies are writing less coverage, charging more, and using new techniques to measure losses. These changes should result in lower losses going forward.

      Our second worst performer was auto supplier Gentex (-27.3%) with a loss of almost $7 million. Gentex is a unique company in that it is a financially strong and highly profitable auto supplier. The company has been hurt by the well-publicized problems at General Motors. However, offsetting this challenge is very good news about non-GM sales and new products. We believe that GM will continue to be a declining percent of Gentex sales. Offsetting this will be growth in sales to other manufacturers, like Honda and Toyota.

      The third weakest holding was Federated Investors (-14.1%) with a loss of almost $6 million. Federated is the leading investment management firm in money market funds. The company reported a poor first quarter in April. This poor performance was a surprise to many investors, including us. We continue to believe that when the Fed stops increasing interest rates, money market mutual funds will receive much more investor attention. This is the historical pattern that we have observed in studying the company. The increased interest in money funds will generate good asset and profit growth at Federated. In addition, the company has recently announced an acquisition which can lead to substantial growth in its equity business.


Our Investment Outlook

A few weeks ago we received a phone call from a broker at a major Wall Street firm. In the ensuing conversation he mentioned that in fifteen years of working on Wall Street, he had never heard so much confusion from his clients about the future of the economy. We agree. It is a very confusing time with a lot of contradicting data. On the one hand, the economy is very good with solid growth, low unemployment and historically low interest rates. On the other hand, (as economists like to say) there are challenges, such as possibly higher inflation and a slowdown in consumer spending.

      We do not know how these events will unfold. Even in this uncertain environment we continue to look for investment opportunities that have four characteristics:

      1)   An understandable business with strong competitive position,

      2) Financial strength exhibited by cash flow, low debt, and high return on capital,

      3)   Honest and capable management,

      4)   A low price relative to the company's value -- a margin of safety.

      If we cannot find opportunities that meet all four criteria, we will hold cash reserves until such time that investments are available.

      One subtle change you may have noticed in this letter is we are investing in some larger companies. Both new ideas mentioned in this report, Bed Bath and Golden West, have total market capitalizations in excess of $10 billion. We are very close to purchasing two additional ideas that have market capitalizations greater than $6 billion.

      For the last six years small company stocks have outperformed large company stocks. There have been many articles in the press over the years with various experts trying to pick the time when this trend will reverse, and large company stocks will do better. We have no opinion on

FAM Value Fund                                                          [LOGO]

this broad trend. However, we are seeing a number of excellent large companies selling at price earnings ratios of 11 to 15 times earnings. Historically, buying great companies at these multiples of earnings has been very rewarding.


Capital Gains Distribution

Given our successful sales of highly-valued stocks and three substantial acquisitions this year, we have an above average capital gain, based on 6/30/06 shares outstanding, of $1.85 per share. The actual distribution will be determined at the end of December. While it is our desire to hold stocks for long periods of time and pay out long-term gains, we have no control over the timing of merger announcements. Therefore, due to the timing of the SFA and Golden West deals approximately $.47 a share is a short-term gain. We are aware of the fact that shareholders do not like a capital gains distribution in a "flat" year. However, we believe selling over-valued securities and preserving capital is of primary importance.


Long Term Returns

Below is a comparison of the FAM Value Fund's returns to two market indexes over various time periods.


                              Average Annual Total Returns as of June 30, 2006


                                 1-Year        3-Year         5-Year         10-Year       Life of Fund*
                                                                                             (1/2/87)

FAM Value Fund
  (Investor Shares)               3.84%        12.05%          8.48%         11.33%           12.21%
  (Advisor Shares)                2.91%        10.91%           N/A            N/A            10.91%
S&P 500 Index                     8.63%        11.21%          2.49%          8.31%           11.42%
Russell 2000 Index               14.58%        18.70%          8.50%          9.05%            9.00%


*FAM Value Fund Investor Shares were launched on January 2, 1987.
 FAM Value Fund Advisor Shares were launched on July 1, 2003.

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


      Thank you for your trust and confidence in FAM Value Fund.


Sincerely,




/s/ John D. Fox                                      /s/ Thomas O. Putnam

John D. Fox, CFA                                     Thomas O. Putnam
Co-Manager                                           Co-Manager

FAM Value Fund -- Portfolio Data (Unaudited)                            [LOGO]

As of June 30, 2006


COMPOSITION OF NET ASSETS

Temporary Investments           16.0%
Property & Casualty Insurance   10.6%
Machinery & Equipment            7.3%
Banking                          6.0%
Construction Materials           5.4%
Insurance Agency                 5.3%
Retail Stores                    4.9%
Restaurants                      3.7%
Healthcare Services              3.7%
Home Furnishings                 3.3%
Investment Management            3.2%
Wholesale Distribution           3.2%
Real Estate Development          2.9%
Electronic Equipment             2.4%
Recreation & Entertainment       2.3%
Transportation                   2.3%
Retail Apparel                   2.3%
Media                            2.1%
Life Insurance                   2.1%
Registered Investment Company    2.0%
Pharmaceuticals                  2.0%
Other                            7.0%




Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund -- Expense Data (Unaudited)                              [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/31/2005 to 6/30/2006).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Value Fund -- Expense Data (Unaudited)                              [LOGO]


                                    SIX MONTHS ENDED JUNE 30, 2006


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                12/31/2005          6/30/2006        During Period

     Ongoing Costs Based on Actual Fund Return
A.   Investor Share Class                        $1,000.00          $1,000.60           $ 5.80*
B.   Advisor Share Class                         $1,000.00          $  995.80           $10.69**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return
C.   Investor Share Class                        $1,000.00          $1,019.20           $ 5.86*
D.   Advisor Share Class                         $1,000.00          $1,014.29           $10.79**


 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.17%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.16%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

FAM Value Fund -- Statement of Investments                              [LOGO]

June 30, 2006 (Unaudited)


                                                       SHARES         VALUE



COMMON STOCKS (83.9%)


Auto Parts & Equipment (1.7%)

Gentex Corp.
o designs, develops, manufactures
  and markets electro-optic products,
  including automatic-dimming
  rearview mirrors for the automotive industry       1,240,000  $   17,360,000


Automotive (1.0%)

CarMax, Inc.*
o specialty retailer of used cars and
  light-trucks in the United States                    300,000      10,638,000


Banking (6.0%)

Golden West Financial Corp.
o bank holding company located in Oakland, CA          100,000       7,420,000

M&T Bank Corporation
o bank holding company located in Buffalo, NY          143,000      16,862,560

TCF Financial Corp.
o holding company for TCF National Bank,
  operating throughout the Midwest                     796,000      21,054,200

Westamerica Bancorp
o provides banking services to individual
  and corporate customers in California                350,100      17,144,397

                                                                    62,481,157


Construction Materials (5.4%)

Florida Rock Industries
o basic construction materials company                 177,075       8,795,315

Martin Marietta Materials
o produces aggregates for the
  construction industry                                253,443      23,101,329

Vulcan Materials Company
o produces, distributes and sells construction
  materials and industrial and specialty chemicals     306,165      23,880,870

                                                                    55,777,514


Consumer Products (0.5%)

CSS Industries, Inc.
o giftware, bows, Halloween and Easter
  novelty products                                     188,475       5,418,656


Electronic Equipment (2.4%)

American Power Conversion
o manufactures power protection equipment
  for computers                                        449,055       8,752,082


                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                    [LOGO]

June 30, 2006 (Unaudited)


                                                       SHARES         VALUE


Electronic Equipment (2.4%) continued

Cognex Corp.
o develops, manufactures and markets
  machine vision systems used to
  automate manufacturing processes                      39,200  $    1,020,376

Zebra Technologies Corp.*
o designs, manufactures and supports bar code
  label printers                                       442,202      15,105,620

                                                                    24,878,078


Health Care Services (3.7%)

Amsurg Corp.*
o develops, acquires and operates practice-based
  ambulatory surgery centers in partnership with
  physician practice groups in the U.S.                696,150      15,837,413

Lincare Holdings*
o provides respiratory therapy services
  to patients in the home                              350,000      13,244,000

Pediatrix Medical Group, Inc.*
o healthcare services company focused on physician
  services for newborn, maternal-fetal and other
  pediatric subspecialty care                          200,000       9,060,000

                                                                    38,141,413


Home Furnishings (3.3%)

Ethan Allen Interiors, Inc.
o manufactures and retails home furnishings            469,175      17,148,346

Mohawk Industries, Inc.*
o produces floor covering products for
  residential and commercial applications              240,000      16,884,000

                                                                    34,032,346


Insurance Agency (5.3%)

Brown & Brown, Inc.
o one of the largest independent general
  insurance agencies in the U.S.                     1,879,696      54,924,717

Investment Management (3.2%)

Federated Investors, Inc.
o provides investment management products
  and services primarily to mutual funds             1,050,000      33,075,000


Life Insurance (2.1%)

Protective Life Corporation
o individual and group life/health insurance
  and guaranteed investment contracts                  471,400      21,976,668


                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                    [LOGO]

June 30, 2006 (Unaudited)


                                                       SHARES         VALUE


Machinery & Equipment (7.3%)

Donaldson Company, Inc.
o designs, manufactures and sells
  filtration systems and replacement parts             311,200  $   10,540,344

Graco
o supplies systems and equipment for the
  management of fluids in industrial, commercial
  and vehicle lubrication applications                 261,550      12,026,069

IDEX Corporation
o manufactures proprietary, highly engineered
  industrial products and pumps                        514,500      24,284,400

Kaydon Corporation
o custom-engineers products including bearings,
  filters, and piston rings                            780,750      29,129,783

                                                                    75,980,596


Media (2.1%)

Meredith Corporation
o magazine publishing and tv broadcasting              447,450      22,166,673


Pharmaceuticals (2.0%)

Barr Pharmaceuticals*
o specialty pharmaceutical company that
  develops, manufactures and markets both
  generic and pharmaceutical products                  250,000      11,922,500

Forest Laboratories, Inc.*
o develops, manufactures and sells prescription
  and non-prescription pharmaceutical products         226,000       8,743,940

                                                                    20,666,440


Property and Casualty Insurance (10.6%)

Berkshire Hathaway Inc.*
o holding company for various insurance
  and industrial companies                                 395      36,205,305

Markel Corporation*
o sells specialty insurance products                    61,850      21,461,950

White Mountains Ins. Grp., Ltd.
o personal property and casualty, and reinsurance      107,275      52,242,925

                                                                   109,910,180


Publishing (1.9%)

John Wiley & Sons, Inc.
o publisher of print and electronic products,
  specializing in scientific, technical professional
  and medical books and journals                       599,583      19,906,156


                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                    [LOGO]

June 30, 2006 (Unaudited)


                                                       SHARES         VALUE


Real Estate Development (2.9%)

Forest City Enterprises
o ownership, development, management and
  acquisition of commercial and residential
  real estate properties                               600,000  $   29,946,000


Recreation and Entertainment (2.3%)

International Speedway Corporation
o owns and operates auto racing tracks
  including Daytona                                    515,688      23,912,453


Recreation Vehicles (1.7%)

Winnebago Industries
o manufacturer of self-contained recreational
  vehicles used primarily in leisure travel            559,000      17,351,360


Registered Investment Company (2.0%)

Allied Capital Corp
o venture capital corporation for entrepreneurs
  and management                                       736,391      21,185,969


Restaurants (3.7%)

Outback Steakhouse
o operates a diversified restaurant system including
  Outback Steakhouse, Carrabba's Italian Grill,
  Roy's and Bonefish Grill                             509,700      17,635,620

YUM! Brands, Inc.
o quick service restaurants including KFC,
  Pizza Hut and Taco Bell                              416,800      20,952,536

                                                                    38,588,156


Retail Apparel (2.3%)

Liz Claiborne, Inc.
o designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                            635,150      23,538,659


Retail Stores (4.9%)

Bed Bath & Beyond, Inc.*
o national chain of retail stores selling domestic
  merchandise such as bed linens, bath items,
  kitchen textiles and home furnishings                553,000      18,343,010

Ross Stores, Inc.
o chain of off-price retail apparel and
  home accessories stores                              921,422      25,845,887


                      See Notes to Financial Statements.

FAM Value Fund -- Statement of Investments continued                    [LOGO]

June 30, 2006 (Unaudited)


                                                       SHARES         VALUE


Retail Stores (4.9%) continued

Whole Foods Market, Inc.
o national grocery store selling organic
  and natural products                                 100,000  $    6,464,000

                                                                    50,652,897


Telecommunications Services (0.1%)

Hickory Tech Corp.
o small local telephone company in Minnesota           232,480       1,627,360


Transportation (2.3%)

Heartland Express, Inc.
o short-to-medium-haul truckload carrier
  of general commodities                             1,333,333      23,853,327


Wholesale Distribution (3.2%)

CDW Corp.
o direct marketing of multibrand computers
  and related technology products and services         383,900      20,980,135

SCP Pool Corp.
o wholesale distributor of
  swimming pool supplies                               275,950      12,039,699

                                                                    33,019,834

Total Common Stocks (Cost $575,682,548)                         $  871,009,609



TEMPORARY INVESTMENTS (16.1%)


Money Market Fund (2.7%)

First American Treasury Fund                        27,509,105      27,509,105


U.S. Government Obligations (13.4%)                 PRINCIPAL

U.S. Treasury Bill, 4.8%,
  with maturity to 8/17/06                         $70,000,000      69,572,300

U.S. Treasury Bill, 4.8%,
  with maturity to 8/24/06                         $70,000,000      69,511,750

                                                                   139,084,050

Total Temporary Investments (Cost $166,593,155)                 $  166,593,155

Total Investments (Cost $742,275,703) (100%)                    $1,037,602,764




*Non-income producing securities.


                      See Notes to Financial Statements.

FAM Value Fund                                                          [LOGO]

June 30, 2006 (Unaudited)


                     STATEMENT OF ASSETS AND LIABILITIES


Assets
Investment in securities at value (Cost $742,275,703)        $1,037,602,764
Cash                                                                171,229
Receivable for investment securities sold                         4,323,592
Dividends and interest receivable                                   365,651

        Total Assets                                          1,042,463,236


Liabilities
Payable for investment securities purchased                       2,873,758
Accrued investment advisory fees                                    851,552
Accrued shareholder servicing and administrative fee                101,190
Accrued expenses                                                    143,155

        Total Liabilities                                         3,969,655


Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest         $  699,811,355
Undistributed net investment income                               3,362,203
Accumulated net realized gain                                    39,992,962
Net unrealized appreciation                                     295,327,061

        Net Assets                                           $1,038,493,581

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $1,030,429,913 and 21,454,340 shares outstanding                  $48.03
  Advisor Class Shares -- based on net assets of
   $8,063,668 and 170,946 shares outstanding                         $47.17


                      See Notes to Financial Statements.

FAM Value Fund                                                          [LOGO]

Six Months Ended June 30, 2006 (Unaudited)


                           STATEMENT OF OPERATIONS


INVESTMENT INCOME


 Income
   Dividends                                                   $ 6,123,952
   Interest                                                      3,611,566

        Total Investment Income                                  9,735,518


 Expenses
   Investment advisory fee (Note 2)                              5,395,440
   Administrative fee (Note 2)                                     387,899
   Shareholder servicing and related expenses (Note 2)             234,796
   Printing and mailing                                            101,163
   Professional fees                                                38,123
   Registration fees                                                55,263
   Custodial fees                                                   54,787
   Trustees and Officers                                            41,069
   Distribution and Service Fees --
     Advisor Class Shares (Note 2)                                  41,288
   Other                                                            50,131

        Total Expenses                                           6,399,959
        Less: Investment advisory fee waived (Note 2)              (21,760)

        Net Expenses                                             6,378,199

          Net Investment Income                                  3,357,319


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                              39,992,962
  Unrealized depreciation of investments                       (41,647,629)

    Net Loss on Investments                                     (1,654,667)


NET INCREASE IN NET ASSETS FROM OPERATIONS                     $ 1,702,652


                      See Notes to Financial Statements.

FAM Value Fund                                                          [LOGO]

Six Months Ended June 30, 2006 (Unaudited) and Year Ended December 31, 2005


                      STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months         Year Ended
                                              Ended June 30,      December 31,
                                                   2006               2005


CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                       $    3,357,319    $    8,306,764
  Net realized gain on investments                39,992,962        19,557,451
  Unrealized appreciation (depreciation)
   of investments                                (41,647,629)       30,224,842

  Net Increase in Net Assets
   From Operations                                 1,702,652        58,089,057


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                        --        (8,305,767)
    Advisor Class                                         --                --
  Net realized gain on investments
    Investor Class                                        --       (19,411,954)
    Advisor Class                                         --          (143,905)
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                    (60,570,029)      145,912,510

  Total Increase (Decrease) in Net Assets        (58,867,377)      176,139,941


NET ASSETS:
  Beginning of period                          1,097,360,958       921,221,017

  End of period                               $1,038,493,581    $1,097,360,958


                      See Notes to Financial Statements.

FAM Value Fund -- Notes to Financial Statements (Unaudited)             [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.


c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

FAM Value Fund -- Notes to Financial Statements (Unaudited)             [LOGO]


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2006 to 0.95% of the Fund's average daily net assets in excess of $1 billion. For the period ended June 30, 2006, the Advisor waived $21,760 as a result of this investment advisory fee limitation agreement. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the period ended June 30, 2006 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the period ended June 30, 2006.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the period ended June 30, 2006, shareholder servicing agent fees paid to FSS amounted to $234,796. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

      Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

FAM Value Fund -- Notes to Financial Statements (Unaudited)             [LOGO]


Note 3. Shares of Beneficial Interest

At June 30, 2006 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2006, redemption fees amounted to $1,343 and were credited to paid in capital. Transactions were as follows:



                                         SIX MONTHS ENDED 6/30/06               YEAR ENDED 12/31/05

                                          Shares          Amount             Shares          Amount

Shares sold
   Investor Class                        1,431,340     $  70,671,292        5,895,231     $ 276,728,327
   Advisor Class                            15,887           779,551           59,170         2,743,877
Shares issued on
 reinvestment of dividends
   Investor Class                               --                --          555,383        26,769,471
   Advisor Class                                --                --            2,839           139,222
Shares redeemed
   Investor Class                       (2,674,457)     (131,357,959)      (3,381,827)     (159,900,125)
   Advisor Class                           (13,660)         (662,913)         (12,121)         (568,262)

Net Increase (Decrease) from
 Investor Class Share Transactions      (1,243,117)    $ (60,686,667)       3,068,787     $ 143,597,673

Net Increase from Advisor Class
 Share Transactions                          2,227     $     116,638           49,888     $   2,314,837


FAM Value Fund -- Notes to Financial Statements (Unaudited)             [LOGO]


Note 4. Investment Transactions

During the period ended June 30, 2006, purchases and sales of investment securities, other than short term obligations were $86,253,745 and $151,841,353. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

        Unrealized appreciation                     $309,160,496
        Unrealized depreciation                      (13,833,435)

          Net unrealized appreciation               $295,327,061


Note 5. Line of Credit

FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2006 when any advances are to be repaid. During the period ended June 30, 2006 no amounts were drawn from the available line.


Note 6. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

FAM Value Fund -- Notes to Financial Statements                         [LOGO]


Note 7. Financial Highlights


                                     FAM VALUE FUND -- INVESTOR CLASS SHARES


                                      Six Months
                                    Ended June 30,
                                      (Unaudited)                 Years Ended December 31,

Per share information
(For a share outstanding
throughout the period)                     2006          2005       2004       2003      2002       2001

Net asset value,
 beginning of period                 $    48.00    $    46.65   $  41.15   $  33.69  $  36.17   $  32.70

Income from investment operations:
  Net investment income+                   0.15          0.39       0.09       0.10      0.11       0.17
  Net realized and unrealized
   gain (loss) on investments             (0.12)         2.20       6.84       8.32     (2.04)      4.77

  Total from investment
   operations                              0.03          2.59       6.93       8.42     (1.93)      4.94

Less distributions:
  Dividends from net
   investment income                         --         (0.37)     (0.07)     (0.09)    (0.11)     (0.17)
  Distributions from net
   realized gains                            --         (0.87)     (1.36)     (0.87)    (0.44)     (1.30)

  Total distributions                        --         (1.24)     (1.43)     (0.96)    (0.55)     (1.47)

Change in net asset value
 for the period                            0.03          1.35       5.50       7.46     (2.48)      3.47

Net asset value, end of period       $    48.03    $    48.00   $  46.65   $  41.15  $  33.69   $  36.17

Total Return                               0.06%*        5.56%     16.86%     24.98%    (5.33)%    15.07%


Ratios/supplemental data
Net assets, end of period (000)      $1,030,430    $1,089,369   $915,742   $578,579  $469,277   $501,417

Ratios to average net assets of:
  Expenses                                 1.17%**       1.18%      1.20%      1.24%     1.21%      1.21%
  Net investment income                    0.63%**       0.82%      0.20%      0.26%     0.30%      0.56%
Portfolio turnover rate                    9.39%        14.25%     10.29%      9.43%    17.51%      9.62%


 +Based on average shares outstanding.

 *Not Annualized

**Annualized

FAM Value Fund -- Notes to Financial Statements                         [LOGO]


                                            FAM VALUE FUND -- ADVISOR CLASS SHARES


                                                         Six Months
                                                       Ended June 30,                                   Period Ended
                                                         (Unaudited)       Years Ended December 31,     December 31,

Per share information
(For a share outstanding throughout the period)              2006               2005        2004             2003+

Net asset value, beginning of period                       $47.37            $46.11      $40.96            $37.10

Income from investment operations:
  Net investment income (loss)++                            (0.09)            (0.09)      (0.35)             0.00
  Net realized and unrealized gain on investments           (0.11)             2.22        6.86              4.82

  Total from investment operations                          (0.20)             2.13        6.51              4.82

Less distributions:
  Dividends from net investment income                         --                --          --             (0.09)
  Distributions from net realized gains                        --             (0.87)      (1.36)            (0.87)

  Total distributions                                          --             (0.87)      (1.36)            (0.96)

Change in net asset value for the period                    (0.20)             1.26        5.15              3.86

Net asset value, end of period                             $47.17            $47.37      $46.11            $40.96

Total Return                                                (0.42)%*           4.62%      15.91%            12.99%*


Ratios/supplemental data
Net assets, end of period (000)                            $8,064            $7,992      $5,479            $1,562

Ratios to average net assets of:
  Expenses                                                   2.16%**           2.18%       2.20%             2.25%**
  Net investment income (loss)                              (0.37)%**         (0.19)%     (0.80)%           (0.02)%**
Portfolio turnover rate                                      9.39%            14.25%      10.29%             9.43%


 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Not Annualized.

**Annualized.

FAM Equity-Income Fund                                                  [LOGO]


Dear Fellow Equity-Income Fund Shareholder:

The Fund's performance was disappointing for the first half of the year. The Fund got off to a good start in the first quarter, but the market correction during the second quarter left the Fund down 0.85% for the first half. This is below the performance of both the S&P 500 (+2.71%) and the Russell 2000 (+8.21%) over the same time period.

      While we are disappointed with the investment return for the first six months of the year, we are still very up-beat about the portfolio. We are focused on our long-term process which has endured through many a choppy market. This is a good time for a refresher on how we invest your money and how we manage the Fund.


FAM Investment Process 101 -- Summer School

First, we strive to generate a consistent absolute performance while taking on as little risk as possible. We do this by using a rigorous time-tested research process. We look for good businesses that are growing and leaders in their industry. We want them to have solid financial characteristics such as strong cash flow, little or no debt, cash in the bank, and high returns on their invested capital. It's also important to have a management team that is honest, ethical, and forthright. We want them to have an exceptional understanding of the economics of their industry and a proven ability to execute their strategy.

      Once we find such a company, we build financial models that concentrate not only on the earnings of the company but the financial strength of the balance sheet as well as the cash flow generation. We use these models to make estimates of what the company is worth today and what the company will be worth five years from today. This disciplined valuation process helps us to not overpay for an investment. It also gives us a concrete way to know if a stock is ahead of itself and if we should take money off the table.

      A key component of our investment approach is visiting with the management of the companies we own at least once a year. We spend a lot of time on the road checking the story, and reaffirming our investment thesis. These management meetings have proven invaluable to our unique investment process as we tend to gain additional insight into how management thinks. Throughout the years, this has served us extremely well. Odd as it may sound, there are many disastrous examples of companies with managements that have not necessarily behaved rationally or economically. We feel our onsite visits tend to limit our exposure to these types of management.

      Once a company makes it past all the hurdles of the research process and into the portfolio, we would like to hold that investment for at least five years. Our goal is for that investment to double. We are not looking for a quick 15% or 20% return. This timeframe gives management plenty of time to execute their strategy. This buy-and-hold strategy also helps minimize the taxes the Fund passes on to shareholders. Paying less in taxes is a good thing.

      Finally, this process leads us to running a fairly concentrated portfolio. Currently, the Fund is invested in twenty-nine companies that we feel meet all our investment criteria. Again, our goal is to generate long-term consistent results, not to look like the market.

FAM Equity-Income Fund                                                  [LOGO]

      One last note on our process -- don't read the newspapers. Of course you have to read the newspapers to know what is going on, but you must realize that the newspapers are overly gloomy and pessimistic. Remember the old adage, bad news sells. If we just stayed in the office and read the newspaper we, too, may be scared into selling even the most attractive of investments. The real trick is to read the newspaper for informational content and skip over much of the negative stuff.


Best and Worst Performing Companies

The best performing group in the portfolio was the Aggregates. Vulcan Materials (+16.2%) and Martin Marietta Materials (+19.4%) both benefited from continued strong demand as well as higher selling prices for their product. We trimmed both of these positions as their stock prices rose to peak levels during the period.

      Another strong area in the portfolio was the Industrial sector. Kaydon Corp. (+16.8%), IDEX Corp. (+15.5%), and Donaldson (+7.0%) all performed nicely in the first half of the year. These companies all participate in the robust economy as companies invest in their infrastructure. We think this trend will continue for several years; however, we took the opportunity to trim IDEX and Kaydon as the market was peaking because the near-term valuations started to look just a little too rich to our liking.

      Finally, Courier Corp. (+17.2%) continues to increase the value of its franchise by adding four-color capacity to its book manufacturing operations, acquiring a high-end book cover company and acquiring a specialty do-it-yourself book publisher. This is one of the best-performing companies in the Fund since we took our initial position back in 2002.

      The worst performing company in the Fund for the first six months of the year was Gentex (-27.3%). This company has one of the highest returns on invested capital in the industry and has a fortress-like balance sheet with $4 per share in cash and no long-term debt. Historically, the profitability of Gentex has also led the industry, but more recently the company has struggled with margin compression. Part of this is due to unscheduled price concessions to one particularly large customer. Margins were also negatively impacted from lower unit shipments to General Motors. We expect the situation will improve over the next twelve months as international sales become a larger piece of total sales. We also expect that some of the current uncertainty surrounding General Motors will abate.

      The next largest negative impact on the portfolio was Federated Investors (-14.1%). The company reported lower than expected money market fund inflows in the quarter. This was due to losing the business of a large customer which was acquired by another institution that already had its own money funds in place. On the positive side, flows into bond funds and equity funds were ahead of our expectations. Federated was the largest holding in the Fund at the end of the year, which magnified Federated's impact on the Fund.


Portfolio Actions

During the first quarter there were several companies that we thought were hitting the higher limits of their valuation range. While we like the long-term prospects of these companies, we felt

FAM Equity-Income Fund                                                  [LOGO]

it prudent to at least sell some shares to reduce the downside risk. These sales have worked out nicely and helped to preserve capital. In general, the aggregates and industrial companies fall into this category.

      Additionally, we sold our position in two companies that are being sold to other companies. In the case of Scientific Atlanta, we realized a nice increase in price; however, we were sorry to see the company go because they have so many great opportunities ahead of them. In the case of North Fork Bancorp, we didn't want to hold shares of the acquiring company so we exited the position.

      We also sold shares of an underperforming company and reduced our position in another. We view this activity as upgrading the portfolio quality.

      During the second quarter, once the market sold off precipitously, we put the proceeds of the above sales to work. We were able to add to seven of our high-quality names at very attractive prices. We also added a new holding, Franklin Resources, which is a premiere investment management company.


Outlook

Over the past year we have upgraded the quality of the holdings in the portfolio. We have sold the weaker holdings, added to the strongest holdings, and invested in new opportunities which have brought the cash balance down to a comfortable level. We are enthusiastic about the prospects of the companies in the Fund and happy with the way the portfolio is structured. We also have a number of companies we would like to add to the portfolio if they hit our buy price.

      The one constant from year-to-year is the consistent application of our investment approach. We want to invest in the best companies where the odds of success are solidly in our favor.

      If you are on the fence about adding money to your account given the uncertainties of the world, let us give you some perspective. Since the inception of the Fund just over ten years ago, we have seen the Asian currency crisis in '97, the Russian default on debt in '98, along with the failure of the company Long-Term Capital Management, the bursting of the technology bubble in '00, the terrorist attacks in '01, a war in Afghanistan, a war in Iraq, and the corporate scandals of Enron and MCI WorldCom, just to name a few. Despite all these events, the markets have moved higher. The ten-year compound return of your Fund during this period is 10.41%. Looking at the world through this lens, now could be a good time to add more money to your account given the investment opportunities we see today.


Sincerely,

/s/ Paul Hogan

Paul Hogan, CFA
Co-Manager




/s/ Thomas O. Putnam

Thomas O. Putnam
Co-Manager

FAM Equity-Income Fund -- Performance Summary (Unaudited)               [LOGO]


                              Average Annual Total Returns as of June 30, 2006


                                 1-Year        3-Year         5-Year         10-Year       Life of Fund*
                                                                                             (4/1/96)

FAM Equity-Income Fund
  (Investor Shares)               1.32%         9.77%          8.85%         10.41%           10.37%
  (Advisor Shares)                0.33%         8.67%           N/A            N/A             8.67%
S&P 500 Index                     8.63%        11.21%          2.49%          8.31%            8.56%
Russell 2000 Index               14.58%        18.70%          8.50%          9.05%            9.42%


*FAM Equity-Income Fund Investor Shares were launched on April 1, 1996.
 FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Equity-Income Fund -- Portfolio Data (Unaudited)                    [LOGO]

As of June 30, 2006


COMPOSITION OF NET ASSETS

Publishing                       9.4%
Construction Materials           7.7%
Machinery & Equipment            7.2%
Temporary Investments            6.9%
Banking                          6.8%
Retail Stores                    6.1%
Investment Management            5.5%
Retail Apparel                   4.7%
Recreation Vehicles              4.6%
Auto Parts & Equipment           4.5%
Recreation & Entertainment       4.1%
Wholesale Distribution           4.1%
Registered Investment Companies  3.5%
Media                            3.2%
Commercial Services              3.0%
Restaurants                      2.9%
Transportation                   2.8%
Life Insurance                   2.6%
Insurance Agency                 2.2%
Home Furnishings                 2.0%
Other                            1.7%




Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund -- Expense Data (Unaudited)                      [LOGO]

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/31/2005 to 6/30/2006).


Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FAM Equity-Income Fund -- Expense Data (Unaudited)                      [LOGO]


                                        SIX MONTHS ENDED JUNE 30, 2006


                                                 Beginning           Ending            Expenses
                                               Account Value      Account Value          Paid
                                                12/31/2005          6/30/2006        During Period

     Ongoing Costs Based on Actual Fund Return
A.   Investor Share Class                        $1,000.00          $  991.50           $ 6.27*
B.   Advisor Share Class                         $1,000.00          $  986.40           $11.13**

     Ongoing Costs Based on Hypothetical
     5% Yearly Return
C.   Investor Share Class                        $1,000.00          $1,018.70           $ 6.36*
D.   Advisor Share Class                         $1,000.00          $1,013.79           $11.28**


 *Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.27%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.26%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

FAM Equity-Income Fund -- Statement of Investments                      [LOGO]

June 30, 2006 (Unaudited)


                                                        SHARES        VALUE



COMMON STOCKS (93.1%)


Auto Parts & Equipment (4.5%)

Gentex Corp.
o designs, develops, manufactures
  and markets electro-optic products,
  including automatic-dimming
  rearview mirrors for the automotive industry          510,000   $  7,140,000


Banking (6.8%)

TCF Financial Corp.
o holding company for TCF National Bank,
  operating throughout the Midwest                      193,000      5,104,850

Westamerica Bancorp
o provides banking services to individual
  and corporate customers in California                 118,000      5,778,460

                                                                    10,883,310


Commercial Services (2.9%)

McGrath RentCorp
o modular building and electronic test equipment
  rentals, subsidiary classroom manufacturing           170,000      4,727,700


Construction Materials (7.6%)

Florida Rock Industries
o basic construction materials company                   42,000      2,086,140

Martin Marietta Materials
o produces aggregates for the
  construction industry                                  55,000      5,013,250

Vulcan Materials Company
o produces, distributes and sells construction
  materials and industrial and specialty chemicals       66,200      5,163,600

                                                                    12,262,990


Electronic Equipment (0.7%)

Cognex Corp.
o develops, manufactures and markets
  machine vision systems used to
  automate manufacturing processes                       45,700      1,189,571


Home Furnishings (2.0%)

Ethan Allen Interiors
o manufactures and retails home furnishings              88,191      3,223,381


Insurance Agency (2.2%)

Brown & Brown, Inc.
o one of the largest independent general
  insurance agencies in the U.S.                        121,200      3,541,464


                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued            [LOGO]

June 30, 2006 (Unaudited)


                                                        SHARES        VALUE


Investment Management (5.4%)

Federated Investors
o provides investment management products
  and services primarily to mutual funds                221,900   $  6,989,850

Franklin Resources, Inc.
o provides investment management and
  fund administration services as well as
  retail-banking and consumer lending services           20,000      1,736,200

                                                                     8,726,050


Life Insurance (2.6%)

Protective Life Corporation
o individual and group life/health insurance and
  guaranteed investment contracts                        88,219      4,112,770


Machinery & Equipment (7.1%)

Donaldson Company, Inc.
o designs, manufactures and sells
  filtration systems and replacement parts               88,800      3,007,656

IDEX Corporation
o manufactures proprietary, highly engineered
  industrial products and pumps                         100,137      4,726,466

Kaydon Corporation
o custom-engineers products including bearings,
  filters, and piston rings                             100,000      3,731,000

                                                                    11,465,122


Media (3.2%)

Meredith Corporation
o magazine publishing and tv broadcasting               103,800      5,142,252


Property and Casualty Insurance (4.5%)

White Mountains Ins. Grp., Ltd.
o personal property and casualty, and reinsurance        14,775      7,195,425


Publishing (9.4%)

Courier Corporation
o manufactures and publishes specialty books,
  including Dover Publications                          197,250      7,893,945

John Wiley & Sons, Inc.
o publisher of print and electronic products,
  specializing in scientific, technical professional
  and medical books and journals                        214,650      7,126,380

                                                                    15,020,325


                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued            [LOGO]

June 30, 2006 (Unaudited)


                                                        SHARES        VALUE


Recreation and Entertainment (4.1%)

International Speedway Corporation
o owns and operates auto racing tracks
  including Daytona                                     142,500   $  6,607,725


Recreation Vehicles (4.6%)

Winnebago Industries
o manufacturer of self-contained recreational
  vehicles used primarily in leisure travel             239,500      7,434,080


Registered Investment Company (3.5%)

Allied Capital Corp.
o venture capital corporation for entrepreneurs
  and management                                        193,714      5,573,152


Restaurants (2.9%)

Outback Steakhouse
o operates a diversified restaurant system including
  Outback Steakhouse, Carrabba's Italian Grill,
  Roy's and Bonefish Grill                              134,850      4,665,810


Retail Apparel (4.7%)

Liz Claiborne, Inc.
o designs and markets an extensive range
  of branded men's and women's apparel,
  accessories and fragrance                             204,025      7,561,167


Retail Stores (6.1%)

Ross Stores, Inc.
o chain of off-price retail apparel and
  home accessories stores                               349,041      9,790,600


Telecommunications Services (1.4%)

Hickory Tech Corp.
o small local telephone company in Minnesota            310,026      2,170,182


Transportation (2.8%)

Heartland Express, Inc.
o short-to-medium-haul truckload carrier
  of general commodities                                250,533      4,482,035


Wholesale Distribution (4.1%)

CDW Corp.
o direct marketing of multibrand computers
  and related technology products and services          119,100      6,508,815

Total Common Stocks (Cost $121,363,484)                           $149,423,926


                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Statement of Investments continued            [LOGO]

June 30, 2006 (Unaudited)


                                                        SHARES        VALUE



TEMPORARY INVESTMENTS (6.9%)


Money Market Fund (1.9%)

First American Treasury Fund                          3,109,148   $  3,109,148


U.S. Government Obligations (5.0%)                    PRINCIPAL

U.S. Treasury Bill, 4.8%,
  with maturity to 8/24/06                           $8,000,000      7,944,200

Total Temporary Investments (Cost $11,053,348)                    $ 11,053,348

Total Investments (Cost $132,416,832) (100%)                      $160,477,274

                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                  [LOGO]

June 30, 2006 (Unaudited)


                     STATEMENT OF ASSETS AND LIABILITIES


Assets
Investment in securities at value (Cost $132,416,832)            $160,477,274
Cash                                                                  107,757
Dividends and interest receivable                                      81,591
Receivable for investment securities sold                              26,679

        Total Assets                                              160,693,301


Liabilities
Payable for investment securities purchased                           599,331
Accrued investment advisory fee                                       131,878
Accrued shareholder servicing and administrative fees                  16,315
Accrued expenses                                                       53,863

        Total Liabilities                                             801,387


Net Assets
Source of Net Assets:
Net capital paid in on shares of beneficial interest             $123,196,854
Undistributed net investment income                                    25,952
Accumulated net realized gain                                       8,608,666
Net unrealized appreciation                                        28,060,442

        Net Assets                                               $159,891,914

Net Asset Value Per Share
  Investor Class Shares -- based on net assets of
   $155,145,399 and 7,297,394 shares outstanding                       $21.26
  Advisor Class Shares -- based on net assets of
   $4,746,515 and 225,586 shares outstanding                           $21.04


                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                  [LOGO]

Six Months Ended June 30, 2006 (Unaudited)


                           STATEMENT OF OPERATIONS

INVESTMENT INCOME


 Income
   Dividends                                                    $  1,393,983
   Interest                                                          338,290

        Total Investment Income                                    1,732,273


 Expenses
   Investment advisory fee (Note 2)                                  858,547
   Administrative fee (Note 2)                                        64,391
   Shareholder servicing and related expenses (Note 2)                38,586
   Printing and mailing                                               23,885
   Professional fees                                                   2,507
   Registration fees                                                  24,745
   Custodial fees                                                     10,182
   Trustees and Officers                                              41,069
   Distribution and Service Fees --
     Advisor Class Shares (Note 2)                                    23,606
   Other                                                              31,803

        Total Expenses                                             1,119,321

          Net Investment Income                                      612,952


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                 9,068,923
  Unrealized depreciation of investments                         (10,823,978)

    Net Loss on Investments                                       (1,755,055)


NET DECREASE IN NET ASSETS FROM OPERATIONS                      $ (1,142,103)


                      See Notes to Financial Statements.

FAM Equity-Income Fund                                                  [LOGO]

Six Months Ended June 30, 2006 (Unaudited) and Year Ended December 31, 2005


                      STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months        Year Ended
                                               Ended June 30,     December 31,
                                                    2006              2005


CHANGE IN NET ASSETS
FROM OPERATIONS:
  Net investment income                        $    612,952      $  1,093,947
  Net realized gain (loss) on investments         9,068,923          (460,257)
  Unrealized appreciation (depreciation)
   of investments                               (10,823,978)        8,641,649

  Net Increase (Decrease) in Net Assets
   From Operations                               (1,142,103)        9,275,339


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Investor Class                                 (590,395)       (1,092,959)
    Advisor Class                                        --                --
  Net realized gain on investments
    Investor Class                                       --                --
    Advisor Class                                        --                --
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3):                   (20,516,203)       22,165,381

  Total Increase (Decrease) in Net Assets       (22,248,701)       30,347,761


NET ASSETS:
  Beginning of period                           182,140,615       151,792,854

  End of period                                $159,891,914      $182,140,615


                      See Notes to Financial Statements.

FAM Equity-Income Fund -- Notes to Financial Statements (Unaudited)     [LOGO]


Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.


a)  Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in First American Treasury Fund are valued at that fund's net asset value.


b)  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.


c)  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


d)  Other

    Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

FAM Equity-Income Fund -- Notes to Financial Statements (Unaudited)     [LOGO]


Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2006 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the period ended June 30, 2006. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor.

      The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the period ended June 30, 2006 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the period ended June 30, 2006.

      FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. For the period ended June 30, 2006, shareholder servicing agent fees paid to FSS amounted to $38,586. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.075% on the first $750,000,000 of the Fund's average daily net assets, 0.065% thereafter.

      Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

FAM Equity-Income Fund -- Notes to Financial Statements (Unaudited)     [LOGO]


Note 3. Shares of Beneficial Interest

At June 30, 2006 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the period ended June 30, 2006, redemption fees amounted to $326 and were credited to paid in capital. Transactions were as follows:



                                         SIX MONTHS ENDED 6/30/06               YEAR ENDED 12/31/05

                                          Shares          Amount             Shares          Amount

Shares sold
   Investor Class                          649,149    $ 14,412,836          3,164,629    $ 65,903,167
   Advisor Class                            24,945         549,410             67,528       1,402,122
Shares issued on
 reinvestment of distributions
   Investor Class                           25,118         550,292             49,603       1,040,432
   Advisor Class                                --              --                 --              --
Shares redeemed
   Investor Class                       (1,634,597)    (35,903,645)        (2,220,586)    (45,981,892)
   Advisor Class                            (5,638)       (125,096)            (9,444)       (198,448)

Net Increase (Decrease) from
 Investor Class Share Transactions        (960,330)   $(20,940,517)           993,646    $ 20,961,707

Net Increase from Advisor Class
 Share Transactions                         19,307    $    424,314             58,084    $  1,203,674


FAM Equity-Income Fund -- Notes to Financial Statements (Unaudited)     [LOGO]


Note 4. Investment Transactions

During the period ended June 30, 2006, purchases and sales of investment securities, other than short term obligations were $20,989,465 and $36,189,215. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

         Unrealized appreciation                      $32,302,703
         Unrealized depreciation                       (4,242,261)

           Net unrealized appreciation                $28,060,442


Note 5. Line of Credit

FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $50,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2006 when any advances are to be repaid. During the period ended June 30, 2006 no amounts were drawn from the available line.


Note 6. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


Note 7. Financial Highlights


                                 FAM EQUITY-INCOME FUND -- INVESTOR CLASS SHARES


                                       Six Months
                                     Ended June 30,
                                       (Unaudited)                 Years Ended December 31,
Per share information
(For a share outstanding
throughout the period)                     2006          2005       2004       2003      2002       2001

Net asset value,
 beginning of period                   $  21.52      $  20.48   $  18.27   $  15.45   $ 16.05    $ 13.47

Income from investment operations:
  Net investment income+                   0.08          0.14       0.15       0.12      0.12       0.19
  Net realized and unrealized
   gain (loss) on investments             (0.26)         1.03       2.40       3.00     (0.48)      2.58

  Total from investment
   operations                             (0.18)         1.17       2.55       3.12     (0.36)      2.77

Less distributions:
  Dividends from net
   investment income                      (0.08)        (0.13)     (0.15)     (0.12)    (0.12)     (0.19)
  Distributions from net
   realized gains                            --            --      (0.19)     (0.18)    (0.12)        --

  Total distributions                     (0.08)        (0.13)     (0.34)     (0.30)    (0.24)     (0.19)

Change in net asset value
 for the period                           (0.26)         1.04       2.21       2.82     (0.60)      2.58

Net asset value, end of period         $  21.26      $  21.52   $  20.48   $  18.27   $ 15.45    $ 16.05

Total Return                              (0.85)%*       5.75%     14.04%     20.30%    (2.25)%    20.79%


Ratios/supplemental data
Net assets, end of period (000)        $155,145      $177,740   $148,776   $114,194   $73,969    $31,194

Ratios to average net assets of:
  Expenses, total                          1.27%**       1.26%      1.27%      1.28%     1.37%      1.56%
  Expenses, net of fees waived and
   expenses assumed by advisor             1.27%**       1.26%      1.27%      1.28%     1.37%      1.50%
  Net investment income                    0.74%**       0.66%      0.79%      0.73%     0.84%      1.29%
Portfolio turnover rate                   13.24%        14.11%     17.64%      6.46%     7.11%      2.79%


  +Based on average shares outstanding.

  *Not Annualized

**Annualized

FAM Equity-Income Fund -- Notes to Financial Statements                 [LOGO]


                             FAM EQUITY-INCOME FUND -- ADVISOR CLASS SHARES


                                                         Six Months
                                                       Ended June 30,                                   Period Ended
                                                         (Unaudited)       Years Ended December 31,     December 31,
Per share information
(For a share outstanding throughout the period)              2006              2005        2004              2003+

Net asset value, beginning of period                       $21.33            $20.36      $18.18            $16.77

Income from investment operations:
  Net investment income (loss)++                            (0.03)            (0.07)      (0.04)             0.10
  Net realized and unrealized gain on investments           (0.26)             1.04        2.41              1.54

  Total from investment operations                          (0.29)             0.97        2.37              1.64

Less distributions:
  Dividends from net investment income                         --                --          --             (0.05)
  Distributions from net realized gains                        --                --       (0.19)            (0.18)

  Total distributions                                          --                --       (0.19)            (0.23)

Change in net asset value for the period                    (0.29)             0.97        2.18              1.41

Net asset value, end of period                             $21.04            $21.33      $20.36            $18.18

Total Return                                                (1.36)%*           4.76%      13.05%             9.83%*


Ratios/supplemental data
Net assets, end of period (000)                            $4,747            $4,400      $3,017            $1,291

Ratios to average net assets of:
  Expenses                                                   2.26%**           2.26%       2.27%             2.28%**
  Net investment income (loss)                              (0.26)%**         (0.34)%     (0.21)%            1.10%**
Portfolio turnover rate                                     13.24%            14.11%      17.64%             6.46%


 +Beginning of period reflects Advisor Class Shares inception date of 7/1/03.

++Based on average shares outstanding.

 *Not Annualized.

**Annualized.

FAM Funds -- Supplemental Information (Unaudited)                       [LOGO]

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds' Website at http://www.famfunds.com; (ii) or on the Securities and Exchange Commission's website at http://www.sec.gov.

Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY


Custodian
U.S. Bank, N.A.
Cincinnati, OH


Trustees
David A. Hughey,
 Independent Chairman
Fred "Chico" Lager
John J. McCormack, Jr.
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich


Legal Counsel
Dechert, LLP
Washington, DC


Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY


Distributor
Fenimore Securities, Inc.
Cobleskill, NY




[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

[LOGO] FAM Funds

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com




FINANCIAL PEACE OF MIND THROUGH A VALUE APPROACH TO INVESTING

Item 2. Code of Ethics.

Not applicable.


Item 3. Audit Committee Financial Expert.

Not applicable.


Item 4. Principal Accountant Fees and Services.

Not applicable.


Item 5. Audit Committee of Listed Registrants

Not Applicable.


Item 6. Schedule of Investments

Included as part of Report to Shareholders filed under item 1.


Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.


Item 8. Portfolio Managers of  Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                   Fenimore Asset Management Trust
             ----------------------------------------------------------------


By (Signature and Title)*      /s/ Thomas O. Putnam
                          ---------------------------------------------------
                               Thomas O. Putnam, President


Date        July 28, 2006
     ------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*      /s/ Thomas O. Putnam
                          ---------------------------------------------------
                               Thomas O. Putnam, President


Date        July 28, 2006
     ------------------------------------------------------------------------


By (Signature and Title)*      /s/  Joseph A. Bucci
                          ---------------------------------------------------
                               Joseph A. Bucci, Treasurer


Date        July, 28, 2006
     ------------------------------------------------------------------------